MAINSTAY INSTITUTIONAL FUNDS INC.
                           Supplement dated January 7, 1997
                         to the Prospectus dated May 1, 1996


          New York Life Insurance Company, as Administrator, and Monitor Capital Advisors, Inc., as Adviser, for the Indexed Equity Fund (the "Fund"), have voluntarily agreed to waive a portion of their fees so that the Fund's total operating expenses will not exceed .30% for the Institutional Class and .55% for the Institutional Service Class of the value of the average daily net assets for each such Class of shares. This expense limitation will remain in effect through December 31, 1998. See page 53 of the Prospectus for additional information about the Voluntary Expense Limitation.

          Tom Kolefas is no longer with MacKay-Shields Financial Corporation, MainStay Institutional Value Equity Fund's investment adviser. Jeffrey A. Simon has assumed Mr. Kolefas' responsibilities as a portfolio manager of the Fund.
          Accordingly, Mr. Kolefas' biography which appears on page 22 under the heading "Who's Managing Your Money?" is hereby deleted and replaced with Mr. Simon's biography as follows: Mr. Simon is a Director of MacKay-Shields and specializes in equity securities. He joined MacKay-Shields in 1993 after working as a senior equity research analyst and portfolio manager at National Securities and Research Corporation (1991-1992) and Neuberger & Berman (1987-1991).

          Michael Perelstein is no longer with MacKay-Shields Financial Corporation, MainStay Institutional International Equity Fund's and International Bond Fund's investment adviser. Joseph Portera has assumed Mr. Perelstein's responsibilities as a portfolio manager of the International Bond Fund. Accordingly, Mr. Perelstein's biography which appears on pages 20 and 25 under the heading "Who's Managing Your Money?" is hereby deleted and replaced with Mr. Portera's biography on p. 25 as follows: Mr. Portera is a Director of MacKay-Shields specializing in international bonds. He returned to MacKay-Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay-Shields in 1991 and was portfolio manager of the International Bond Fund from its inception in January 1995 to August 1995. Previously, Mr. Portera was a portfolio manager specializing in international debt securities at ABN-AMRO Bank, N.V. (from 1988-1991). Shigemi Takagi remains a portfolio manager of the International Equity Fund. His biography appears on p. 20.